UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2013

MFS® MID CAP VALUE FUND

MDV-ANN

MFS® MID CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again. The eurozone has emerged from its 18-month-long recession. However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s gauges of economic activity are pointing toward expansion, and improving month by month. And the Japanese government’s and central bank’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery appears to be the possibility of a protracted U.S. government shutdown or slowdown — or, worse, a debt default prompted by a failure to raise the country’s debt ceiling.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
PerkinElmer, Inc.	1.2%
Delphi Automotive PLC	1.2%
Newell Rubbermaid, Inc.	1.2%
TCF Financial Corp.	1.1%
Stanley Black & Decker, Inc.	1.0%
Public Service Enterprise Group, Inc.	1.0%
AmerisourceBergen Corp.	1.0%
TRW Automotive Holdings Corp.	1.0%
Staples, Inc.	1.0%
CMS Energy Corp.	1.0%

Equity sectors
Financial Services	22.2%
Utilities & Communications	10.8%
Consumer Staples	9.0%
Health Care	8.8%
Basic Materials	8.4%
Energy	7.9%
Retailing	6.9%
Industrial Goods & Services	6.7%
Technology	6.5%
Autos & Housing	4.0%
Leisure	2.9%
Special Products & Services	2.0%
Transportation	1.8%

Percentages are based on net assets as of 9/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2013, Class A shares of the MFS Mid Cap Value Fund (“fund”) provided a total return of 30.21%, at net asset value. This compares with a return of 27.77% for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved, there was continued monetary easing this time by the Bank of Japan and fears of fiscal austerity in the US waned. Later in the period, concerns that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. Toward the end of the period, equity and bond prices rallied after the Fed concluded it was not yet time to begin the wind-up of its asset purchase program.

Contributors to Performance

The combination of strong stock selection and an underweight position in the financial services sector contributed to performance relative to the Russell Midcap Value Index. Within this sector, the fund’s avoidance of weak-performing real estate investment trusts, American Capital Agency, HCP and Avalon Bay Communities, benefited relative results.

Security selection in autos & housing was another positive factor for relative return. Here, the fund’s holdings of auto parts and equipment manufacturer Delphi Automotive (b) (United Kingdom) aided relative performance. Shares of Delphi Automotive rose throughout the period as the company reported solid margin growth, in part attributed to lower selling, general and administrative expenses and strong growth in the Asian and South American markets. Additionally, the company participated in a share repurchase program which further supported the stock.

Within the energy sector, stock selection boosted relative performance. The fund’s holdings of crude oil and natural gas producer Cabot Oil & Gas (b) contributed to relative results. During the period, shares of Cabot Oil & Gas traded higher as the

Management Review – continued

company reported strong results from operations in the Marcellus shale formation, which were largely a result of higher-than-expected production and expanded reserves.

Stock selection in the basic materials sector also aided relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors.

Elsewhere, the fund’s holdings of strong-performing apparel retailer Hanesbrands (b), tobacco product supplier Schweitzer-Mauduit International (b), pharmaceutical services company AmerisoucreBergen (b), pharmaceutical firm Valeant Pharmaceuticals International (b) and fashion retailer Express (b)(h) boosted relative results.

Detractors from Performance

Stock selection in the technology sector detracted from performance relative to the Russell Midcap Value Index. Not holding strong-performing semiconductor solutions provider Micron Technology and LED light producer Cree hindered relative results.

Security selection in the industrial goods & services sector was another factor that weakened relative performance. An overweight position in mining equipment distributor Joy Global detracted from relative returns. The stock faced downward pressure in the latter half of the period after the company lowered guidance as it saw no immediate recovery in orders due to its customers cutting capital spending in response to lower commodity prices.

Stocks in other sectors that detracted from relative performance included overweight positions in telecommunication services provider Windstream Holdings and electricity provider Great Plains Energy. The fund’s holdings of children’s apparel retailer The Children’s Place Retail Stores (b) and offshore drilling service provider Ensco (b) (United Kingdom) were also among the top relative detractors for the period. In addition, not holding strong-performing medical device maker Boston Scientific and insurance provider Cigna held back relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	30.21%	13.45%	9.75%	N/A
B	11/01/01	29.16%	12.60%	8.98%	N/A
C	11/01/01	29.21%	12.60%	8.99%	N/A
I	11/01/01	30.54%	13.74%	10.08%	N/A
R1	4/01/05	29.28%	12.62%	N/A	6.85%
R2	10/31/03	29.93%	13.18%	N/A	8.87%
R3	4/01/05	30.18%	13.44%	N/A	7.64%
R4	4/01/05	30.61%	13.75%	N/A	7.93%
R5	2/01/13	N/A	N/A	N/A	17.82%
529A	7/31/02	30.09%	13.36%	9.57%	N/A
529B	7/31/02	29.18%	12.51%	8.81%	N/A
529C	7/31/02	29.12%	12.53%	8.82%	N/A
Comparative benchmark
Russell Midcap Value Index (f)		27.77%	11.86%	10.91%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		22.72%	12.11%	9.10%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		25.16%	12.35%	8.98%	N/A
C With CDSC (1% for 12 months) (v)		28.21%	12.60%	8.99%	N/A
529A With initial Sales Charge (5.75%)		22.61%	12.02%	8.92%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		25.18%	12.26%	8.81%	N/A
529C With CDSC (1% for 12 months) (v)		28.12%	12.53%	8.82%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2013 through September 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2013 through September 30, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Expenses Paid During Period (p) 4/01/13-9/30/13
A	Actual	1.23%	$1,000.00	$1,106.26	$6.49
	Hypothetical (h)	1.23%	$1,000.00	$1,018.90	$6.23
B	Actual	1.98%	$1,000.00	$1,101.47	$10.43
	Hypothetical (h)	1.98%	$1,000.00	$1,015.14	$10.00
C	Actual	1.98%	$1,000.00	$1,102.33	$10.44
	Hypothetical (h)	1.98%	$1,000.00	$1,015.14	$10.00
I	Actual	0.98%	$1,000.00	$1,107.18	$5.18
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
R1	Actual	1.98%	$1,000.00	$1,102.17	$10.43
	Hypothetical (h)	1.98%	$1,000.00	$1,015.14	$10.00
R2	Actual	1.48%	$1,000.00	$1,105.11	$7.81
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
R3	Actual	1.24%	$1,000.00	$1,105.73	$6.55
	Hypothetical (h)	1.24%	$1,000.00	$1,018.85	$6.28
R4	Actual	0.99%	$1,000.00	$1,107.71	$5.23
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R5	Actual	0.88%	$1,000.00	$1,107.83	$4.65
	Hypothetical (h)	0.88%	$1,000.00	$1,020.66	$4.46
529A	Actual	1.25%	$1,000.00	$1,105.93	$6.60
	Hypothetical (h)	1.25%	$1,000.00	$1,018.80	$6.33
529B	Actual	2.02%	$1,000.00	$1,101.50	$10.64
	Hypothetical (h)	2.02%	$1,000.00	$1,014.94	$10.20
529C	Actual	2.03%	$1,000.00	$1,101.81	$10.70
	Hypothetical (h)	2.03%	$1,000.00	$1,014.89	$10.25

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratio above by 0.03% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.5%
Issuer	Shares/Par	Value ($)
Airlines - 1.4%
Alaska Air Group, Inc.	127,600	$7,990,312
Delta Air Lines, Inc.	379,070	8,942,261
United Continental Holdings, Inc. (a)	144,870	4,448,958

		$21,381,531
Apparel Manufacturers - 2.0%
Guess?, Inc.	150,800	$4,501,380
Hanesbrands, Inc.	214,428	13,361,009
PVH Corp.	47,628	5,652,967
VF Corp.	37,210	7,406,651

		$30,922,007
Automotive - 2.2%
Delphi Automotive PLC	326,660	$19,083,477
TRW Automotive Holdings Corp. (a)	215,260	15,350,191

		$34,433,668
Broadcasting - 0.9%
Interpublic Group of Companies, Inc.	797,537	$13,701,686

Brokerage & Asset Managers - 2.8%
Affiliated Managers Group, Inc. (a)	77,226	$14,104,557
Evercore Partners, Inc.	110,000	5,415,300
NASDAQ OMX Group, Inc.	448,680	14,398,141
TD Ameritrade Holding Corp.	346,913	9,082,182

		$43,000,180
Business Services - 2.0%
Brenntag AG	61,144	$10,178,535
Fidelity National Information Services, Inc.	286,320	13,296,701
Serco Group PLC	849,741	7,517,908

		$30,993,144
Cable TV - 0.3%
Dish Network Corp., “A”	121,419	$5,465,069

Chemicals - 1.6%
Celanese Corp.	231,920	$12,243,057
Intrepid Potash, Inc.	369,440	5,792,819
LyondellBasell Industries N.V., “A”	90,140	6,600,952

		$24,636,828

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 0.6%
Symantec Corp.	351,715	$8,704,946

Computer Software - Systems - 3.1%
Ingram Micro, Inc., “A” (a)	416,050	$9,589,953
NCR Corp. (a)	250,140	9,908,045
NICE Systems Ltd., ADR	233,530	9,661,136
Vantiv, Inc., “A” (a)	257,630	7,198,182
Xerox Corp.	1,200,240	12,350,470

		$48,707,786
Construction - 1.4%
NVR, Inc. (a)	5,810	$5,340,494
Stanley Black & Decker, Inc.	179,069	16,218,279

		$21,558,773
Consumer Products - 2.6%
Elizabeth Arden, Inc. (a)	110,980	$4,097,382
International Flavors & Fragrances, Inc.	113,825	9,367,798
Newell Rubbermaid, Inc.	686,880	18,889,200
Sensient Technologies Corp.	174,680	8,365,425

		$40,719,805
Containers - 2.0%
Ball Corp.	168,633	$7,568,249
Greif, Inc., “A”	170,220	8,345,887
Owens-Illinois, Inc. (a)	215,415	6,466,758
Sealed Air Corp.	318,770	8,667,356

		$31,048,250
Electrical Equipment - 2.1%
Pentair Ltd.	167,785	$10,895,958
Tyco International Ltd.	386,360	13,514,873
WESCO International, Inc. (a)	113,030	8,650,186

		$33,061,017
Electronics - 2.8%
Altera Corp.	264,880	$9,842,941
Analog Devices, Inc.	189,270	8,905,154
Microchip Technology, Inc.	332,226	13,385,386
NXP Semiconductors N.V. (a)	198,420	7,383,208
Ultratech, Inc. (a)	153,420	4,648,626

		$44,165,315

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 5.1%
Cabot Oil & Gas Corp.	235,502	$8,788,935
Cobalt International Energy, Inc. (a)	197,640	4,913,330
CONSOL Energy, Inc.	334,286	11,248,724
EQT Corp.	140,240	12,442,093
Noble Energy, Inc.	209,678	14,050,523
PDC Energy, Inc. (a)	83,710	4,984,093
Peabody Energy Corp.	261,740	4,515,015
QEP Resources, Inc.	226,134	6,261,650
SM Energy Co.	150,170	11,591,622

		$78,795,985
Engineering - Construction - 0.5%
Fluor Corp.	114,036	$8,091,995

Food & Beverages - 5.3%
Bunge Ltd.	194,410	$14,757,663
Coca-Cola Enterprises, Inc.	289,230	11,629,938
Dr Pepper Snapple Group, Inc.	205,070	9,191,237
Ingredion, Inc.	192,650	12,747,651
J.M. Smucker Co.	140,629	14,771,670
Pinnacle Foods, Inc.	385,350	10,200,215
Tate & Lyle PLC	817,390	9,745,909

		$83,044,283
Food & Drug Stores - 0.7%
Empire Co. Ltd.	149,810	$10,816,339

Gaming & Lodging - 0.5%
Wynn Resorts Ltd.	51,750	$8,177,018

General Merchandise - 0.7%
Kohl’s Corp.	208,380	$10,783,665

Insurance - 7.2%
Allied World Assurance Co.	124,552	$12,379,223
Aon PLC	172,139	12,814,027
Everest Re Group Ltd.	91,346	13,282,622
Genworth Financial, Inc. (a)	381,653	4,881,342
Hanover Insurance Group, Inc.	150,057	8,301,153
Hartford Financial Services Group, Inc.	197,064	6,132,632
Lincoln National Corp.	320,300	13,449,397
Protective Life Corp.	210,120	8,940,606
Symetra Financial Corp.	440,453	7,848,872

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Third Point Reinsurance Ltd. (a)	502,370	$7,279,341
Unum Group	261,854	7,970,836
Validus Holdings Ltd.	214,880	7,946,262

		$111,226,313
Leisure & Toys - 1.2%
Activision Blizzard, Inc.	250,840	$4,181,503
Hasbro, Inc.	106,372	5,014,376
Mattel, Inc.	215,720	9,030,039

		$18,225,918
Machinery & Tools - 4.0%
Cummins, Inc.	89,933	$11,949,398
Eaton Corp. PLC	209,050	14,391,002
Joy Global, Inc.	162,330	8,285,323
Kennametal, Inc.	163,390	7,450,584
Regal Beloit Corp.	127,560	8,665,151
SPX Corp.	137,140	11,607,530

		$62,348,988
Major Banks - 3.7%
Comerica, Inc.	287,057	$11,284,211
Huntington Bancshares, Inc.	1,726,570	14,261,468
KeyCorp	1,258,723	14,349,442
Regions Financial Corp.	1,002,170	9,280,094
State Street Corp.	139,140	9,148,455

		$58,323,670
Medical & Health Technology & Services - 1.3%
AmerisourceBergen Corp.	254,178	$15,530,276
Universal Health Services, Inc.	72,440	5,432,276

		$20,962,552
Medical Equipment - 5.7%
CareFusion Corp. (a)	341,290	$12,593,601
Cooper Cos., Inc.	75,140	9,744,907
Covidien PLC	126,240	7,693,066
DENTSPLY International, Inc.	273,474	11,871,506
Pall Corp.	74,530	5,741,791
PerkinElmer, Inc.	509,425	19,230,794
St. Jude Medical, Inc.	193,010	10,353,056
Teleflex, Inc.	136,593	11,238,872

		$88,467,593

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 0.7%
GrafTech International Ltd. (a)	766,843	$6,479,823
Iluka Resources Ltd.	469,273	5,017,015

		$11,496,838
Natural Gas - Distribution - 2.5%
AGL Resources, Inc.	225,494	$10,379,489
NiSource, Inc.	286,750	8,857,708
NorthWestern Corp.	174,348	7,831,712
Spectra Energy Corp.	336,339	11,512,884

		$38,581,793
Natural Gas - Pipeline - 0.4%
QEP Midstream Partners LP (a)	285,350	$6,460,324

Oil Services - 2.8%
C&J Energy Services, Inc. (a)	286,750	$5,757,940
Cameron International Corp. (a)	144,294	8,422,441
Dresser-Rand Group, Inc. (a)	183,328	11,439,667
Ensco PLC, “A”	164,510	8,842,413
Noble Corp.	236,320	8,925,806

		$43,388,267
Other Banks & Diversified Financials - 5.2%
CIT Group, Inc. (a)	208,060	$10,147,086
Discover Financial Services	235,010	11,877,405
Fifth Third Bancorp	752,370	13,572,755
New York Community Bancorp, Inc.	507,730	7,671,800
PrivateBancorp, Inc.	275,680	5,899,552
SunTrust Banks, Inc.	317,770	10,302,103
TCF Financial Corp.	1,157,820	16,533,670
Zions Bancorporation	198,920	5,454,386

		$81,458,757
Pharmaceuticals - 1.7%
Endo Health Solutions, Inc. (a)	105,760	$4,805,734
Mylan, Inc. (a)	275,050	10,498,659
Valeant Pharmaceuticals International, Inc. (a)	106,550	11,116,362

		$26,420,755
Real Estate - 3.3%
Annaly Mortgage Management, Inc., REIT	697,610	$8,078,324
Big Yellow Group PLC, REIT	722,021	5,143,074
DDR Corp., REIT	580,360	9,117,456
EPR Properties, REIT	238,800	11,639,112

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Equity Lifestyle Properties, Inc., REIT	210,800	$7,203,036
Mid-America Apartment Communities, Inc., REIT	159,200	9,950,000

		$51,131,002
Specialty Chemicals - 4.1%
Air Products & Chemicals, Inc.	66,002	$7,033,833
Akzo Nobel N.V.	213,957	14,060,122
Albemarle Corp.	124,810	7,855,541
FMC Corp.	207,140	14,856,081
Rockwood Holdings, Inc.	80,760	5,402,844
Symrise AG	149,231	6,610,797
Valspar Corp.	118,510	7,517,089

		$63,336,307
Specialty Stores - 3.5%
ANN, Inc. (a)	178,710	$6,472,876
AutoZone, Inc. (a)	16,114	6,811,871
Bed Bath & Beyond, Inc. (a)	144,520	11,180,067
Children’s Place Retail Store, Inc. (a)	151,481	8,764,691
Sally Beauty Holdings, Inc. (a)	222,610	5,823,478
Staples, Inc.	1,035,290	15,166,999

		$54,219,982
Telephone Services - 1.2%
Frontier Communications Corp. (l)	1,815,901	$7,572,307
Windstream Holdings, Inc. (l)	1,325,830	10,606,640

		$18,178,947
Tobacco - 1.1%
Lorillard, Inc.	242,460	$10,857,359
Schweitzer-Mauduit International, Inc.	92,980	5,628,079

		$16,485,438
Trucking - 0.5%
Swift Transportation Co. (a)	354,850	$7,164,422

Utilities - Electric Power - 6.8%
AES Corp.	940,161	$12,494,740
Calpine Corp. (a)	289,600	5,626,928
CenterPoint Energy, Inc.	248,924	5,966,708
CMS Energy Corp.	566,299	14,904,990
DTE Energy Co.	137,360	9,063,013
Great Plains Energy, Inc.	462,580	10,269,276
Northeast Utilities	342,096	14,111,460

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
NRG Energy, Inc.	118,587	$3,240,982
Portland General Electric Co.	277,420	7,831,566
PPL Corp.	182,926	5,557,291
Public Service Enterprise Group, Inc.	487,870	16,065,558

		$105,132,512
Total Common Stocks (Identified Cost, $1,153,328,528)		$1,515,219,668

Convertible Preferred Stocks - 0.4%
Automotive - 0.4%
General Motors Co., 4.75% (Identified Cost, $5,274,254)	114,910	$5,762,737

Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	29,213,749	$29,213,749

Collateral for Securities Loaned - 0.5%
Navigator Securities Lending Prime Portfolio, 0.16%, at Cost and Net Asset Value (j)	8,279,680	$8,279,680
Total Investments (Identified Cost, $1,196,096,211)		$1,558,475,834

Other Assets, Less Liabilities - (0.3)%		(4,972,739)
Net Assets - 100.0%		$1,553,503,095

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,166,882,462)	$1,529,262,085
Underlying affiliated funds, at cost and value	29,213,749
Total investments, at value, including $7,749,718 of securities on loan (identified cost, $1,196,096,211)	$1,558,475,834
Cash	74,498
Receivables for
Investments sold	9,782,503
Fund shares sold	5,284,369
Interest and dividends	2,289,635
Other assets	15,008
Total assets	$1,575,921,847
Liabilities
Payables for
Investments purchased	$12,222,520
Fund shares reacquired	933,037
Collateral for securities loaned, at value	8,279,680
Payable to affiliates
Investment adviser	110,273
Shareholder servicing costs	756,850
Distribution and service fees	15,746
Program manager fees	25
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	100,614
Total liabilities	$22,418,752
Net assets	$1,553,503,095
Net assets consist of
Paid-in capital	$1,113,576,936
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	362,383,595
Accumulated net realized gain (loss) on investments and foreign currency	70,112,511
Undistributed net investment income	7,430,053
Net assets	$1,553,503,095
Shares of beneficial interest outstanding	81,876,747

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$300,046,171	16,010,454	$18.74
Class B	16,351,273	907,182	18.02
Class C	41,250,173	2,293,523	17.99
Class I	38,231,751	2,000,330	19.11
Class R1	1,748,904	98,278	17.80
Class R2	20,018,271	1,088,158	18.40
Class R3	24,496,154	1,308,394	18.72
Class R4	21,746,642	1,155,686	18.82
Class R5	1,085,101,283	56,766,777	19.12
Class 529A	3,046,767	164,830	18.48
Class 529B	250,647	14,258	17.58
Class 529C	1,215,059	68,877	17.64

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $19.88 [100 / 94.25 x $18.74] and $19.61 [100 / 94.25 x $18.48], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$25,976,448
Interest	204,624
Dividends from underlying affiliated funds	29,781
Foreign taxes withheld	(146,716)
Total investment income	$26,064,137
Expenses
Management fee	$9,261,255
Distribution and service fees	1,142,130
Program manager fees	3,482
Shareholder servicing costs	1,567,280
Administrative services fee	167,678
Independent Trustees’ compensation	23,444
Custodian fee	123,965
Shareholder communications	35,129
Audit and tax fees	34,773
Legal fees	10,963
Miscellaneous	226,004
Total expenses	$12,596,103
Fees paid indirectly	(30)
Reduction of expenses by investment adviser and distributor	(28,600)
Net expenses	$12,567,473
Net investment income	$13,496,664
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$99,192,141
Foreign currency	(87,381)
Net realized gain (loss) on investments and foreign currency	$99,104,760
Change in unrealized appreciation (depreciation)
Investments	$215,931,900
Translation of assets and liabilities in foreign currencies	2,666
Net unrealized gain (loss) on investments and foreign currency translation	$215,934,566
Net realized and unrealized gain (loss) on investments and foreign currency	$315,039,326
Change in net assets from operations	$328,535,990

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2013	2012
Change in net assets
From operations
Net investment income	$13,496,664	$7,625,268
Net realized gain (loss) on investments and foreign currency	99,104,760	71,794,987
Net unrealized gain (loss) on investments and foreign currency translation	215,934,566	138,200,163
Change in net assets from operations	$328,535,990	$217,620,418
Distributions declared to shareholders
From net investment income	$(11,000,078)	$(6,100,407)
Change in net assets from fund share transactions	$203,651,986	$56,976,537
Total change in net assets	$521,187,898	$268,496,548
Net assets
At beginning of period	1,032,315,197	763,818,649
At end of period (including undistributed net investment income of $7,430,053 and $5,020,848, respectively)	$1,553,503,095	$1,032,315,197

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.52	$11.42	$11.64	$9.83	$10.37
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.09	$0.07	$0.07	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	4.21	3.08	(0.21)	1.79	(0.51)
Total from investment operations	$4.35	$3.17	$(0.14)	$1.86	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.07)	$(0.08)	$(0.05)	$(0.10)
Net asset value, end of period (x)	$18.74	$14.52	$11.42	$11.64	$9.83
Total return (%) (r)(s)(t)(x)	30.21	27.87	(1.31)	19.05	(3.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.21	1.22	1.26	1.40
Expenses after expense reductions (f)	1.21	1.21	1.22	1.25	1.29
Net investment income	0.86	0.67	0.50	0.65	0.93
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$300,046	$167,512	$131,914	$136,470	$118,140

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.97	$11.00	$11.23	$9.51	$9.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$(0.03)	$(0.01)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	2.98	(0.20)	1.73	(0.48)
Total from investment operations	$4.07	$2.97	$(0.23)	$1.72	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—	$—	$(0.00	)(w)
Net asset value, end of period (x)	$18.02	$13.97	$11.00	$11.23	$9.51
Total return (%) (r)(s)(t)(x)	29.16	27.00	(2.05)	18.09	(4.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.96	1.97	2.01	2.11
Expenses after expense reductions (f)	1.96	1.96	1.97	2.00	2.00
Net investment income (loss)	0.13	(0.10)	(0.25)	(0.11)	0.24
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$16,351	$13,306	$13,813	$18,348	$22,224

Class C	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.96	$10.99	$11.22	$9.50	$9.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$(0.03)	$(0.01)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.05	2.98	(0.20)	1.73	(0.49)
Total from investment operations	$4.07	$2.97	$(0.23)	$1.72	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$—	$(0.01)
Net asset value, end of period (x)	$17.99	$13.96	$10.99	$11.22	$9.50
Total return (%) (r)(s)(t)(x)	29.21	27.02	(2.05)	18.11	(4.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.96	1.97	2.01	2.11
Expenses after expense reductions (f)	1.96	1.96	1.97	2.00	2.00
Net investment income (loss)	0.11	(0.08)	(0.25)	(0.10)	0.23
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$41,250	$24,742	$18,430	$18,717	$17,003

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$14.80	$11.64	$11.86	$10.02		$10.59
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.13	$0.10	$0.10		$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	4.31	3.13	(0.22)	1.82		(0.53)
Total from investment operations	$4.48	$3.26	$(0.12)	$1.92		$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.10)	$(0.10)	$(0.08)		$(0.14)
Net asset value, end of period (x)	$19.11	$14.80	$11.64	$11.86		$10.02
Total return (%) (r)(s)(x)	30.54	28.21	(1.07)	19.26		(3.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.96	0.97	1.01		1.10
Expenses after expense reductions (f)	0.93	0.96	0.97	1.00		1.00
Net investment income	1.13	0.92	0.76	0.90		1.20
Portfolio turnover	35	52	56	60		145
Net assets at end of period (000 omitted)	$38,232	$802,524	$580,412	$537,692		$467,782

Class R1	Years ended 9/30
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$13.79	$10.86	$11.09	$9.39		$9.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$(0.03)	$(0.01)		$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	4.01	2.94	(0.20)	1.71		(0.49)
Total from investment operations	$4.03	$2.93	$(0.23)	$1.70		$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—	$(0.00	)(w)	$(0.03)
Net asset value, end of period (x)	$17.80	$13.79	$10.86	$11.09		$9.39
Total return (%) (r)(s)(x)	29.28	26.98	(2.07)	18.11		(4.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.96	1.97	2.01		2.10
Expenses after expense reductions (f)	1.96	1.96	1.97	2.00		2.00
Net investment income (loss)	0.13	(0.08)	(0.25)	(0.10)		0.20
Portfolio turnover	35	52	56	60		145
Net assets at end of period (000 omitted)	$1,749	$2,101	$1,760	$1,712		$1,424

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.25	$11.20	$11.43	$9.66	$10.21
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.05	$0.03	$0.04	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	4.14	3.04	(0.21)	1.77	(0.51)
Total from investment operations	$4.24	$3.09	$(0.18)	$1.81	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.04)	$(0.05)	$(0.04)	$(0.09)
Net asset value, end of period (x)	$18.40	$14.25	$11.20	$11.43	$9.66
Total return (%) (r)(s)(x)	29.93	27.63	(1.64)	18.76	(4.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.46	1.47	1.51	1.60
Expenses after expense reductions (f)	1.46	1.46	1.47	1.50	1.50
Net investment income	0.62	0.41	0.25	0.40	0.70
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$20,018	$15,355	$13,217	$13,697	$11,193

Class R3	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.51	$11.42	$11.64	$9.84	$10.37
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.09	$0.07	$0.07	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	4.21	3.08	(0.21)	1.79	(0.52)
Total from investment operations	$4.35	$3.17	$(0.14)	$1.86	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.08)	$(0.06)	$(0.09)
Net asset value, end of period (x)	$18.72	$14.51	$11.42	$11.64	$9.84
Total return (%) (r)(s)(x)	30.18	27.93	(1.29)	18.96	(3.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.21	1.23	1.26	1.35
Expenses after expense reductions (f)	1.23	1.21	1.23	1.25	1.25
Net investment income	0.79	0.68	0.50	0.65	0.96
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$24,496	$3,826	$2,141	$898	$883

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.57	$11.46	$11.68	$9.86	$10.43
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.13	$0.10	$0.10	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	4.24	3.08	(0.22)	1.80	(0.51)
Total from investment operations	$4.42	$3.21	$(0.12)	$1.90	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.10)	$(0.10)	$(0.08)	$(0.14)
Net asset value, end of period (x)	$18.82	$14.57	$11.46	$11.68	$9.86
Total return (%) (r)(s)(x)	30.61	28.22	(1.08)	19.37	(3.68)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.96	0.97	1.01	1.06
Expenses after expense reductions (f)	0.98	0.96	0.97	1.00	1.00
Net investment income	0.99	0.93	0.75	0.90	1.04
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$21,747	$258	$173	$175	$147

Class R5	Period ended
	9/30/13 (i)
Net asset value, beginning of period	$16.22
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.76	(g)
Total from investment operations	$2.90
Net asset value, end of period (x)	$19.12
Total return (%) (r)(s)(x)	17.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	(a)
Expenses after expense reductions (f)	0.88	(a)
Net investment income	1.22	(a)
Portfolio turnover	35
Net assets at end of period (000 omitted)	$1,085,101

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.33	$11.26	$11.49	$9.71	$10.24
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.08	$0.05	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	4.14	3.05	(0.21)	1.77	(0.50)
Total from investment operations	$4.28	$3.13	$(0.16)	$1.83	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.06)	$(0.07)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$18.48	$14.33	$11.26	$11.49	$9.71
Total return (%) (r)(s)(t)(x)	30.09	27.94	(1.47)	18.91	(4.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.31	1.32	1.36	1.49
Expenses after expense reductions (f)	1.24	1.26	1.31	1.35	1.39
Net investment income	0.84	0.62	0.41	0.56	0.81
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$3,047	$1,930	$1,234	$1,076	$769

Class 529B	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.63	$10.74	$10.98	$9.30	$9.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.04)	$(0.02)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	3.96	2.91	(0.20)	1.70	(0.48)
Total from investment operations	$3.97	$2.89	$(0.24)	$1.68	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—	$—	$(0.02)
Net asset value, end of period (x)	$17.58	$13.63	$10.74	$10.98	$9.30
Total return (%) (r)(s)(t)(x)	29.18	26.91	(2.19)	18.06	(4.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.06	2.06	2.07	2.11	2.20
Expenses after expense reductions (f)	2.00	2.01	2.06	2.10	2.10
Net investment income (loss)	0.09	(0.15)	(0.35)	(0.19)	0.11
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$251	$184	$177	$245	$196

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.69	$10.79	$11.02	$9.34	$9.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.02)	$(0.04)	$(0.02)	$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	3.97	2.92	(0.19)	1.70	(0.46)
Total from investment operations	$3.98	$2.90	$(0.23)	$1.68	$(0.46)
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—	$—	$(0.01)
Net asset value, end of period (x)	$17.64	$13.69	$10.79	$11.02	$9.34
Total return (%) (r)(s)(t)(x)	29.12	26.88	(2.09)	17.99	(4.67)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.06	2.07	2.11	2.19
Expenses after expense reductions (f)	2.01	2.01	2.06	2.10	2.10
Net investment income (loss)	0.08	(0.15)	(0.34)	(0.19)	0.05
Portfolio turnover	35	52	56	60	145
Net assets at end of period (000 omitted)	$1,215	$579	$546	$462	$392

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, February 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:	$1,520,982,405	$—	$—	$1,520,982,405
Mutual Funds	37,493,429	—	—	37,493,429
Total Investments	$1,558,475,834	$—	$—	$1,558,475,834

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $5,017,015 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. Collateral for securities loaned is held at

Notes to Financial Statements – continued

carrying value, which approximates fair value. If the collateral for securities loaned was carried at fair value, its fair value would be considered level 2 under the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty

Notes to Financial Statements – continued

does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/13	9/30/12
Ordinary income (including any short-term capital gains)	$11,000,078	$6,100,407

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/13
Cost of investments	$1,196,595,538
Gross appreciation	376,632,029
Gross depreciation	(14,751,733)
Net unrealized appreciation (depreciation)	$361,880,296
Undistributed ordinary income	18,579,114
Undistributed long-term capital gain	59,462,777
Other temporary differences	3,972

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/13	Year ended 9/30/12
Class A	$1,519,721	$797,132
Class B	17,312	—
Class C	71,150	—
Class I	9,218,445	5,233,267
Class R1	2,922	—
Class R2	91,394	43,103
Class R3	36,114	17,928
Class R4	22,871	1,588
Class 529A	18,411	7,389
Class 529B	296	—
Class 529C	1,442	—
Total	$11,000,078	$6,100,407

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through September 30, 2013, this management fee reduction amounted to $3,774, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
1.25%	2.00%	2.00%	1.00%	2.00%	1.50%	1.25%	1.00%	0.91%	1.30%	2.05%	2.05%

This written agreement will terminate on January 31, 2014. For the year ended September 30, 2013, this reduction amounted to $16,376 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $324,764 and $2,261 for the year ended September 30, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$539,738
Class B	0.75%	0.25%	1.00%	1.00%	143,221
Class C	0.75%	0.25%	1.00%	1.00%	314,464
Class R1	0.75%	0.25%	1.00%	1.00%	18,861
Class R2	0.25%	0.25%	0.50%	0.50%	85,170
Class R3	—	0.25%	0.25%	0.25%	24,165
Class 529A	—	0.25%	0.25%	0.23%	6,105
Class 529B	0.75%	0.25%	1.00%	0.99%	2,053
Class 529C	0.75%	0.25%	1.00%	1.00%	8,353
Total Distribution and Service Fees					$1,142,130

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS seed money. For the period January 1, 2013 through September 30, 2013, this rebate amounted to $2,512, $35, $56, $402, $418, $9, and $8 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2013, were as follows:

Amount
Class A	$5,514
Class B	12,556
Class C	1,997
Class 529B	—
Class 529C	34

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2015, unless MFD elects to extend the waiver. For the year ended September 30, 2013, this waiver amounted to $1,742 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2013, were as follows:

	Fee	Waiver
Class 529A	$2,442	$1,221
Class 529B	205	103
Class 529C	835	418
Total Program Manager Fees and Waivers	$3,482	$1,742

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2013, the fee was $159,993, which equated to 0.0128% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do

Notes to Financial Statements – continued

not incur sub-accounting fees. For the year ended September 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $434,988.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2013, these costs for the fund amounted to $972,299 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,866 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,268, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

On January 31, 2013, MFS purchased 6,165 shares of Class R5 for an aggregate amount of $100,000.

On September 11, 2013, MFS redeemed 6,163 shares of Class R5 for an aggregate amount of $99,964.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $642,185,208 and $433,502,305, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/13 (i)		Year ended 9/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,959,143	$120,374,242	2,360,808	$32,071,771
Class B	275,829	4,565,253	149,124	1,934,074
Class C	938,292	15,451,261	505,700	6,556,501
Class I	2,571,107	41,461,860	6,904,417	95,016,924
Class R1	39,518	638,958	38,130	487,607
Class R2	499,233	8,291,481	328,651	4,334,889
Class R3	1,212,909	21,150,716	152,406	2,091,724
Class R4	1,270,152	22,027,766	2,442	33,575
Class R5	58,446,118	971,253,864	—	—
Class 529A	47,483	793,123	36,729	490,213
Class 529B	3,757	62,175	896	11,352
Class 529C	28,795	466,479	4,623	57,370
	72,292,336	$1,206,537,178	10,483,926	$143,086,000

Shares issued to shareholders in reinvestment of distributions
Class A	62,976	$945,897	37,406	$459,351
Class B	1,128	16,383	—	—
Class C	4,401	63,818	—	—
Class I	601,827	9,201,939	418,363	5,225,349
Class R1	203	2,922	—	—
Class R2	6,134	90,653	3,543	42,798
Class R3	2,406	36,114	1,461	17,928
Class R4	1,520	22,871	129	1,588
Class 529A	1,237	18,336	609	7,385
Class 529B	21	296	—	—
Class 529C	100	1,442	—	—
	681,953	$10,400,671	461,511	$5,754,399

Notes to Financial Statements – continued

	Year ended 9/30/13 (i)		Year ended 9/30/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,546,263)	$(42,328,766)	(2,418,069)	$(32,421,912)
Class B	(322,455)	(5,154,043)	(452,200)	(5,893,778)
Class C	(422,025)	(6,729,514)	(409,747)	(5,346,333)
Class I	(55,380,409)	(913,927,206)	(2,978,278)	(40,395,843)
Class R1	(93,738)	(1,469,831)	(47,854)	(602,265)
Class R2	(494,443)	(8,011,866)	(434,611)	(5,746,884)
Class R3	(170,566)	(2,900,041)	(77,688)	(1,074,579)
Class R4	(133,676)	(2,387,798)	(13)	(165)
Class R5	(1,679,341)	(29,981,409)	—	—
Class 529A	(18,574)	(312,182)	(12,230)	(163,881)
Class 529B	(3,030)	(47,457)	(3,906)	(48,758)
Class 529C	(2,282)	(35,750)	(13,012)	(169,464)
	(61,266,802)	$(1,013,285,863)	(6,847,608)	$(91,863,862)

Net change
Class A	4,475,856	$78,991,373	(19,855)	$109,210
Class B	(45,498)	(572,407)	(303,076)	(3,959,704)
Class C	520,668	8,785,565	95,953	1,210,168
Class I	(52,207,475)	(863,263,407)	4,344,502	59,846,430
Class R1	(54,017)	(827,951)	(9,724)	(114,658)
Class R2	10,924	370,268	(102,417)	(1,369,197)
Class R3	1,044,749	18,286,789	76,179	1,035,073
Class R4	1,137,996	19,662,839	2,558	34,998
Class R5	56,766,777	941,272,455	—	—
Class 529A	30,146	499,277	25,108	333,717
Class 529B	748	15,014	(3,010)	(37,406)
Class 529C	26,613	432,171	(8,389)	(112,094)
	11,707,487	$203,651,986	4,097,829	$56,976,537

(i)	For Class R5, the period is from inception, February 1, 2013, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime 2020 Fund were the owners of record of approximately 24%, 23%, 9%, 7%, 2%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, and MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2013, the fund’s commitment fee and interest expense were $6,134 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	34,685,359	296,958,407	(302,430,017)	29,213,749

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,781	$29,213,749

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust XI), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Fund at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the existing breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,957,164 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 89.48% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2013

MFS® BLENDED RESEARCH® CORE EQUITY FUND

UNE-ANN

MFS® BLENDED RESEARCH® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy is trending toward growth again. The eurozone has emerged from its 18-month-long recession. However, unemployment in the region persists at historically high levels. The U.K. economy is on the rebound. China’s gauges of economic activity are pointing toward expansion, and improving month by month. And the Japanese government’s and central bank’s aggressive program of monetary easing is showing signs of success.

The U.S. Federal Reserve’s expected tapering of its bond-buying stimulus program — telegraphed in the spring and delayed in September — has weighed on global markets. Emerging markets have borne much of the brunt, with currency values dropping and nervous investors seeking safety elsewhere. The greatest threat to global economic recovery appears to be the possibility of a protracted U.S. government shutdown or slowdown — or, worse, a debt default prompted by a failure to raise the country’s debt ceiling.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	3.7%
Chevron Corp.	2.5%
Apple, Inc.	2.4%
JPMorgan Chase & Co.	2.4%
Google, Inc., “A”	2.3%
Pfizer, Inc.	2.2%
Citigroup, Inc.	1.9%
Oracle Corp.	1.8%
Gilead Sciences, Inc.	1.8%
Johnson & Johnson	1.7%

Equity sectors
Technology	16.1%
Financial Services	15.5%
Health Care	13.6%
Energy	10.0%
Consumer Staples	8.1%
Retailing	7.1%
Industrial Goods & Services	6.2%
Utilities & Communications	6.1%
Leisure	5.1%
Basic Materials	4.3%
Autos & Housing	2.4%
Special Products & Services	2.3%
Transportation	1.8%

Percentages are based on net assets as of 9/30/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2013, Class A shares of the MFS Blended Research Core Equity Fund (“fund”) provided a total return of 18.93%, at net asset value. This compares with a return of 19.34% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the US Federal Reserve (through a third round of quantitative easing) and the European Central Bank (ECB) (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved, there was continued monetary easing this time by the Bank of Japan and fears of fiscal austerity in the US waned. Later in the period, concerns that the Fed would begin tapering its quantitative easing program caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall. Toward the end of the period, equity and bond prices rallied after the Fed concluded it was not yet time to begin the wind-up of its asset purchase program.

Detractors from Performance

Stock selection in the technology sector held back performance relative to the S&P 500 Index. The fund’s ownership of information technology software seller and supporter SolarWinds (b)(h), an underweight position in computer and personal electronics maker Apple and the fund’s timing in the ownership of network infrastructure and services provider Juniper Networks (h), weighed on relative results. During the reporting period, SolarWinds missed investors’ expectations for two consecutive quarters. Despite the changes to sales capacity and pipeline management, business slowed materially at the end of May. The share price of Juniper Networks appreciated during the reporting period. However because of the timing of transactions in the fund, the holdings significantly underperformed the benchmark as the stock was purchased in the middle of the reporting period and was sold after the price declined sharply. A steep decline in US spending during the second quarter of 2013 hindered the stock’s performance during the period. The overweight position in enterprise software products maker Oracle was another detractor from relative performance within this sector.

3

Management Review – continued

Stock selection in the energy sector was another negative factor from relative performance. Overweight positions in integrated oil and gas company Exxon Mobil and petroleum refining and transportation company Marathon Petroleum hampered relative returns. Exxon Mobil posted second quarter earnings significantly below expectations, primarily because of lower earnings in its refining business amidst weak demand and prices. Management also lowered its expected buyback level in the near-term which further weakened the stock.

In other sectors, the fund’s overweight positions in integrated communications company CenturyLink and manufacturer and distributor of fertilizer CF Industries Holdings held back relative performance. Shares of CenturyLink reported poor earnings in the fourth quarter of 2012 and second quarter of 2013. The company cut its dividends by 25.5% at the end of 2012. Not holding financial services firm Bank of America also weighed on relative results. The stock appreciated during the reporting period as the company reported strong earnings that beat consensus estimates primarily from higher-than-expected gains on investments and lower credit costs and expenses.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the consumer staples sector was a primary factor that benefited the fund’s relative performance. Within this sector, holding shares of anti-aging care products and nutritional supplements developer and distributor Nu Skin Enterprises (b) contributed to relative performance. Shares of Nu Skin Enterprises rose steadily throughout the reporting period because of favorable results above analyst estimates. The earnings results reflected strong business momentum from the successful launch of its ageLOC product line and global expansion, particularly in Asia and the Americas.

Stock selection in the health care, autos & housing, and financial services sectors also supported relative results. The fund’s overweight position in life sciences supply company Thermo Fisher Scientific, and holding of hospital operator HCA Holdings (b)(h) contributed to relative performance in health care sector. In the autos & housing sector, the fund’s overweight position in automotive components manufacturer Delphi Automotive bolstered relative returns. Within the financial services sector, an overweight position in financial services provider Prudential Financial supported positive performance.

Elsewhere, top individual contributors to relative performance included the fund’s overweight positions in grocery chain Kroger, global entertainment company Viacom, defense contractor Lockheed Martin and diesel engine maker Cummins Engine. Shares of Kroger grew as a result of the announcement of a $2.5 billion acquisition of supermarket chain Harris Teeter. It also beat earnings expectations and raised its dividends. Lockheed Martin shares rose as the company beat investor expectations for financial results with strength across all business segments and boosted its dividend by

4

Management Review – continued

16%. The fund’s underweight position in computer and services provider International Business Machines (IBM) also bolstered relative returns.

Respectfully,

Matthew Krummell	Jonathan Sage
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	18.93%	9.99%	8.51%	N/A
B	8/11/97	18.03%	9.16%	7.74%	N/A
C	8/11/97	17.98%	9.17%	7.75%	N/A
I	1/14/94	19.17%	10.22%	8.80%	N/A
R1	9/02/08	18.03%	9.16%	N/A	6.85%
R2	9/02/08	18.62%	9.73%	N/A	7.39%
R3	9/02/08	18.92%	10.00%	N/A	7.66%
R4	9/02/08	19.21%	10.25%	N/A	7.92%
R5	6/01/12	19.34%	N/A	N/A	23.57%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		19.34%	10.02%	7.57%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		12.09%	8.69%	7.86%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		14.03%	8.88%	7.74%	N/A
C With CDSC (1% for 12 months) (v)		16.98%	9.17%	7.75%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2013 through September 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2013 through September 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/13	Ending Account Value 9/30/13	Expenses Paid During Period (p) 4/01/13-9/30/13
A	Actual	0.85%	$1,000.00	$1,088.46	$4.45
	Hypothetical (h)	0.85%	$1,000.00	$1,020.81	$4.31
B	Actual	1.60%	$1,000.00	$1,083.97	$8.36
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
C	Actual	1.60%	$1,000.00	$1,084.27	$8.36
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
I	Actual	0.60%	$1,000.00	$1,089.98	$3.14
	Hypothetical (h)	0.60%	$1,000.00	$1,022.06	$3.04
R1	Actual	1.60%	$1,000.00	$1,084.57	$8.36
	Hypothetical (h)	1.60%	$1,000.00	$1,017.05	$8.09
R2	Actual	1.10%	$1,000.00	$1,087.03	$5.76
	Hypothetical (h)	1.10%	$1,000.00	$1,019.55	$5.57
R3	Actual	0.85%	$1,000.00	$1,088.81	$4.45
	Hypothetical (h)	0.85%	$1,000.00	$1,020.81	$4.31
R4	Actual	0.60%	$1,000.00	$1,089.55	$3.14
	Hypothetical (h)	0.60%	$1,000.00	$1,022.06	$3.04
R5	Actual	0.47%	$1,000.00	$1,090.50	$2.46
	Hypothetical (h)	0.47%	$1,000.00	$1,022.71	$2.38

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)
Aerospace - 3.8%
Alliant Techsystems, Inc.	7,840	$764,864
Exelis, Inc.	31,770	499,107
Lockheed Martin Corp.	29,292	3,736,195
Precision Castparts Corp.	4,207	955,999
United Technologies Corp.	32,070	3,457,787

		$9,413,952
Apparel Manufacturers - 1.0%
Michael Kors Holdings Ltd. (a)	34,150	$2,544,858

Automotive - 2.4%
Delphi Automotive PLC	30,610	$1,788,236
General Motors Co. (a)	41,070	1,477,288
Johnson Controls, Inc.	66,240	2,748,960

		$6,014,484
Biotechnology - 3.2%
Celgene Corp. (a)	22,042	$3,392,925
Gilead Sciences, Inc. (a)	70,950	4,458,498

		$7,851,423
Broadcasting - 0.9%
Viacom, Inc., “B”	26,900	$2,248,302

Business Services - 2.3%
Accenture PLC, “A”	40,690	$2,996,412
FleetCor Technologies, Inc. (a)	24,360	2,683,498

		$5,679,910
Cable TV - 2.8%
Comcast Corp., “A”	72,150	$3,257,573
Time Warner Cable, Inc.	33,470	3,735,252

		$6,992,825
Chemicals - 3.5%
CF Industries Holdings, Inc.	13,911	$2,932,856
LyondellBasell Industries N.V., “A”	38,240	2,800,315
PPG Industries, Inc.	18,068	3,018,440

		$8,751,611

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 4.4%
CA, Inc.	51,460	$1,526,818
Microsoft Corp.	55,162	1,837,446
Oracle Corp.	136,384	4,523,857
Symantec Corp.	118,890	2,942,528

		$10,830,649
Computer Software - Systems - 5.1%
Apple, Inc.	12,736	$6,071,888
Hewlett-Packard Co.	145,430	3,051,121
International Business Machines Corp.	6,764	1,252,558
Western Digital Corp.	37,880	2,401,592

		$12,777,159
Consumer Products - 2.5%
Nu Skin Enterprises, Inc., “A”	25,250	$2,417,435
Procter & Gamble Co.	51,131	3,864,992

		$6,282,427
Containers - 0.8%
Packaging Corp. of America	35,650	$2,035,259

Electrical Equipment - 0.7%
General Electric Co.	69,484	$1,659,973

Electronics - 1.4%
Intel Corp.	150,887	$3,458,330

Energy - Independent - 2.5%
EOG Resources, Inc.	21,363	$3,616,329
Marathon Petroleum Corp.	39,350	2,530,992

		$6,147,321
Energy - Integrated - 6.2%
Chevron Corp.	52,081	$6,327,842
Exxon Mobil Corp.	106,389	9,153,710

		$15,481,552
Food & Beverages - 3.3%
Coca-Cola Enterprises, Inc.	66,110	$2,658,283
General Mills, Inc.	52,700	2,525,384
Tyson Foods, Inc., “A”	108,930	3,080,540

		$8,264,207

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 2.9%
CVS Caremark Corp.	71,550	$4,060,463
Kroger Co.	78,060	3,148,940

		$7,209,403
General Merchandise - 1.0%
Macy’s, Inc.	59,450	$2,572,402

Health Maintenance Organizations - 1.2%
WellPoint, Inc.	36,920	$3,086,881

Insurance - 5.7%
American International Group, Inc.	19,390	$942,936
Berkshire Hathaway, Inc., “B” (a)	9,054	1,027,720
Everest Re Group Ltd.	18,617	2,707,098
MetLife, Inc.	75,680	3,553,176
Prudential Financial, Inc.	49,520	3,861,570
Validus Holdings Ltd.	54,620	2,019,848

		$14,112,348
Internet - 4.2%
Facebook, Inc., “A “ (a)	22,620	$1,136,429
Google, Inc., “A” (a)	6,526	5,716,189
Yahoo!, Inc. (a)	110,910	3,677,776

		$10,530,394
Machinery & Tools - 1.8%
Cummins, Inc.	24,236	$3,220,237
Kennametal, Inc.	25,310	1,154,136

		$4,374,373
Major Banks - 5.5%
Goldman Sachs Group, Inc.	24,175	$3,824,727
JPMorgan Chase & Co.	115,963	5,994,127
PNC Financial Services Group, Inc.	9,450	684,653
Wells Fargo & Co.	76,920	3,178,334

		$13,681,841
Medical Equipment - 2.8%
Abbott Laboratories	61,030	$2,025,586
Medtronic, Inc.	28,050	1,493,663
Thermo Fisher Scientific, Inc.	38,410	3,539,482

		$7,058,731

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Network & Telecom - 1.0%
Qualcomm, Inc.	38,190	$2,572,478

Oil Services - 1.3%
Ensco PLC, “A”	41,910	$2,252,663
Superior Energy Services, Inc. (a)	42,060	1,053,182

		$3,305,845
Other Banks & Diversified Financials - 3.9%
Citigroup, Inc.	97,394	$4,724,583
Discover Financial Services	72,800	3,679,312
SLM Corp.	52,350	1,303,515

		$9,707,410
Pharmaceuticals - 6.4%
Bristol-Myers Squibb Co.	80,500	$3,725,540
Endo Health Solutions, Inc. (a)	45,420	2,063,885
Johnson & Johnson	48,105	4,170,222
Merck & Co., Inc.	6,390	304,228
Pfizer, Inc.	192,570	5,528,685

		$15,792,560
Railroad & Shipping - 0.6%
Union Pacific Corp.	10,058	$1,562,410

Real Estate - 0.4%
Public Storage, Inc., REIT	6,100	$979,355

Restaurants - 1.4%
McDonald’s Corp.	35,217	$3,388,228

Specialty Stores - 2.2%
AutoZone, Inc. (a)	3,639	$1,538,314
Bed Bath & Beyond, Inc. (a)	24,310	1,880,622
Best Buy Co., Inc.	52,400	1,965,000

		$5,383,936
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	34,040	$2,523,385

Telephone Services - 2.5%
AT&T, Inc.	44,744	$1,513,242
Frontier Communications Corp.	145,280	605,818
Verizon Communications, Inc.	85,890	4,007,627

		$6,126,687

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 2.2%
Lorillard, Inc.	62,890	$2,816,214
Philip Morris International, Inc.	31,160	2,698,144

		$5,514,358
Trucking - 1.2%
United Parcel Service, Inc., “B”	31,370	$2,866,277

Utilities - Electric Power - 2.6%
AES Corp.	207,140	$2,752,891
American Electric Power Co., Inc.	62,170	2,695,070
Great Plains Energy, Inc.	23,960	531,912
PG&E Corp.	14,540	594,977

		$6,574,850
Total Common Stocks (Identified Cost, $217,062,237)		$245,358,394

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	2,973,217	$2,973,217
Total Investments (Identified Cost, $220,035,454)		$248,331,611

Other Assets, Less Liabilities - 0.2%		488,944
Net Assets - 100.0%		$248,820,555

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $217,062,237)	$245,358,394
Underlying affiliated funds, at cost and value	2,973,217
Total investments, at value (identified cost, $220,035,454)	$248,331,611
Receivables for
Investments sold	4,164,255
Fund shares sold	732,655
Dividends	216,806
Receivable from investment adviser	45,679
Other assets	166
Total assets	$253,491,172
Liabilities
Payables for
Investments purchased	$4,147,255
Fund shares reacquired	256,473
Payable to affiliates
Shareholder servicing costs	185,756
Distribution and service fees	4,859
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	76,269
Total liabilities	$4,670,617
Net assets	$248,820,555
Net assets consist of
Paid-in capital	$217,176,854
Unrealized appreciation (depreciation) on investments	28,296,157
Accumulated net realized gain (loss) on investments	530,993
Undistributed net investment income	2,816,551
Net assets	$248,820,555
Shares of beneficial interest outstanding	13,125,112

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$64,738,827	3,416,845	$18.95
Class B	4,149,468	224,722	18.46
Class C	8,442,942	462,009	18.27
Class I	83,157,306	4,343,914	19.14
Class R1	662,096	36,097	18.34
Class R2	7,029,960	382,886	18.36
Class R3	49,966,500	2,647,064	18.88
Class R4	21,751,303	1,145,840	18.98
Class R5	8,922,153	465,735	19.16

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.11 [100 / 94.25 x $18.95]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,684,496
Dividends from underlying affiliated funds	2,929
Foreign taxes withheld	(2,868)
Total investment income	$4,684,557
Expenses
Management fee	$1,152,427
Distribution and service fees	352,477
Shareholder servicing costs	287,409
Administrative services fee	35,198
Independent Trustees’ compensation	4,325
Custodian fee	30,873
Shareholder communications	21,799
Audit and tax fees	52,602
Legal fees	1,795
Registration fees	136,685
Miscellaneous	18,417
Total expenses	$2,094,007
Fees paid indirectly	(6)
Reduction of expenses by investment adviser and distributor	(567,768)
Net expenses	$1,526,233
Net investment income	$3,158,324
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$13,324,387
Change in unrealized appreciation (depreciation) on investments	$16,256,383
Net realized and unrealized gain (loss) on investments	$29,580,770
Change in net assets from operations	$32,739,094

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2013	2012
Change in net assets
From operations
Net investment income	$3,158,324	$1,424,480
Net realized gain (loss) on investments	13,324,387	1,750,890
Net unrealized gain (loss) on investments	16,256,383	18,482,683
Change in net assets from operations	$32,739,094	$21,658,053
Distributions declared to shareholders
From net investment income	$(1,750,002)	$(510,008)
Change in net assets from fund share transactions	$77,933,558	$59,486,152
Total change in net assets	$108,922,650	$80,634,197
Net assets
At beginning of period	139,897,905	59,263,708
At end of period (including undistributed net investment income of $2,816,551 and $1,408,229, respectively)	$248,820,555	$139,897,905

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$16.11	$12.53	$12.47		$11.59	$12.61
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.22	$0.20		$0.16	$0.17
Net realized and unrealized gain (loss) on investments	2.74	3.45	(0.01	)(g)	1.09	(1.09)
Total from investment operations	$3.02	$3.67	$0.19		$1.25	$(0.92)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.09)	$(0.13)		$(0.37)	$(0.06)
From net realized gain on investments	—	—	—		—	(0.04)
Total distributions declared to shareholders	$(0.18)	$(0.09)	$(0.13)		$(0.37)	$(0.10)
Net asset value, end of period (x)	$18.95	$16.11	$12.53		$12.47	$11.59
Total return (%) (r)(s)(t)(x)	18.93	29.45	1.45		10.96	(7.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.31	1.67		2.17	1.85
Expenses after expense reductions (f)	0.86	0.90	0.90		0.88	0.88
Net investment income	1.62	1.46	1.40		1.30	1.78
Portfolio turnover	54	59	92		77	71
Net assets at end of period (000 omitted)	$64,739	$42,149	$19,238		$13,018	$11,473

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 9/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$15.72	$12.24	$12.18		$11.33	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.10	$0.09		$0.07	$0.10
Net realized and unrealized gain (loss) on investments	2.67	3.38	(0.00	)(g)(w)	1.06	(1.08)
Total from investment operations	$2.82	$3.48	$0.09		$1.13	$(0.98)
Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.03)		$(0.28)	$(0.03)
From net realized gain on investments	—	—	—		—	(0.04)
Total distributions declared to shareholders	$(0.08)	$—	$(0.03)		$(0.28)	$(0.07)
Net asset value, end of period (x)	$18.46	$15.72	$12.24		$12.18	$11.33
Total return (%) (r)(s)(t)(x)	18.03	28.43	0.74		10.14	(7.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.06	2.44		2.92	2.59
Expenses after expense reductions (f)	1.61	1.65	1.65		1.63	1.60
Net investment income	0.86	0.68	0.68		0.55	1.06
Portfolio turnover	54	59	92		77	71
Net assets at end of period (000 omitted)	$4,149	$2,631	$1,444		$1,554	$1,440

Class C	Years ended 9/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$15.58	$12.13	$12.07		$11.25	$12.29
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.10	$0.09		$0.06	$0.10
Net realized and unrealized gain (loss) on investments	2.64	3.35	0.01	(g)	1.06	(1.07)
Total from investment operations	$2.78	$3.45	$0.10		$1.12	$(0.97)
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.04)		$(0.30)	$(0.03)
From net realized gain on investments	—	—	—		—	(0.04)
Total distributions declared to shareholders	$(0.09)	$—	$(0.04)		$(0.30)	$(0.07)
Net asset value, end of period (x)	$18.27	$15.58	$12.13		$12.07	$11.25
Total return (%) (r)(s)(t)(x)	17.98	28.44	0.77		10.12	(7.81)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.06	2.44		2.92	2.59
Expenses after expense reductions (f)	1.61	1.65	1.65		1.63	1.60
Net investment income	0.81	0.70	0.67		0.55	1.03
Portfolio turnover	54	59	92		77	71
Net assets at end of period (000 omitted)	$8,443	$3,986	$1,586		$1,525	$1,476

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 9/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$16.27	$12.64	$12.57		$11.69	$12.73
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.26	$0.23		$0.19	$0.22
Net realized and unrealized gain (loss) on investments	2.76	3.49	(0.00	)(g)(w)	1.09	(1.14)
Total from investment operations	$3.08	$3.75	$0.23		$1.28	$(0.92)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.12)	$(0.16)		$(0.40)	$(0.08)
From net realized gain on investments	—	—	—		—	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.12)	$(0.16)		$(0.40)	$(0.12)
Net asset value, end of period (x)	$19.14	$16.27	$12.64		$12.57	$11.69
Total return (%) (r)(s)(x)	19.17	29.80	1.73		11.21	(7.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	1.06	1.38		1.87	1.51
Expenses after expense reductions (f)	0.61	0.65	0.65		0.64	0.60
Net investment income	1.79	1.71	1.67		1.55	2.34
Portfolio turnover	54	59	92		77	71
Net assets at end of period (000 omitted)	$83,157	$39,555	$20,260		$4,503	$1,163

Class R1	Years ended 9/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$15.61	$12.15	$12.10		$11.29	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.10	$0.09		$0.07	$0.10
Net realized and unrealized gain (loss) on investments	2.68	3.36	(0.00	)(g)(w)	1.05	(1.08)
Total from investment operations	$2.80	$3.46	$0.09		$1.12	$(0.98)
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$(0.04)		$(0.31)	$(0.07)
From net realized gain on investments	—	—	—		—	(0.04)
Total distributions declared to shareholders	$(0.07)	$—	$(0.04)		$(0.31)	$(0.11)
Net asset value, end of period (x)	$18.34	$15.61	$12.15		$12.10	$11.29
Total return (%) (r)(s)(x)	18.03	28.48	0.73		10.05	(7.78)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.06	2.42		2.92	2.60
Expenses after expense reductions (f)	1.61	1.65	1.65		1.63	1.60
Net investment income	0.67	0.69	0.69		0.55	1.02
Portfolio turnover	54	59	92		77	71
Net assets at end of period (000 omitted)	$662	$160	$119		$92	$83

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.64	$12.19	$12.17	$11.34	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.17	$0.14	$0.12	$0.15
Net realized and unrealized gain (loss) on investments	2.66	3.37	0.02 (g)	1.07	(1.08)
Total from investment operations	$2.88	$3.54	$0.16	$1.19	$(0.93)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.09)	$(0.14)	$(0.36)	$(0.07)
From net realized gain on investments	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.16)	$(0.09)	$(0.14)	$(0.36)	$(0.11)
Net asset value, end of period (x)	$18.36	$15.64	$12.19	$12.17	$11.34
Total return (%) (r)(s)(x)	18.62	29.15	1.25	10.65	(7.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.56	1.87	2.42	2.10
Expenses after expense reductions (f)	1.11	1.15	1.15	1.13	1.10
Net investment income	1.27	1.20	1.07	1.05	1.52
Portfolio turnover	54	59	92	77	71
Net assets at end of period (000 omitted)	$7,030	$2,968	$1,587	$93	$84

Class R3	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.06	$12.50	$12.43	$11.57	$12.60
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.22	$0.18	$0.16	$0.17
Net realized and unrealized gain (loss) on investments	2.73	3.44	0.02 (g)	1.08	(1.08)
Total from investment operations	$3.00	$3.66	$0.20	$1.24	$(0.91)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.10)	$(0.13)	$(0.38)	$(0.08)
From net realized gain on investments	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.18)	$(0.10)	$(0.13)	$(0.38)	$(0.12)
Net asset value, end of period (x)	$18.88	$16.06	$12.50	$12.43	$11.57
Total return (%) (r)(s)(x)	18.92	29.45	1.53	10.92	(7.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.31	1.51	2.17	1.85
Expenses after expense reductions (f)	0.86	0.90	0.90	0.89	0.85
Net investment income	1.57	1.47	1.32	1.30	1.77
Portfolio turnover	54	59	92	77	71
Net assets at end of period (000 omitted)	$49,967	$28,576	$7,016	$93	$84

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 9/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.13	$12.54	$12.47	$11.60	$12.61
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.25	$0.20	$0.19	$0.20
Net realized and unrealized gain (loss) on investments	2.73	3.46	0.03 (g)	1.08	(1.09)
Total from investment operations	$3.06	$3.71	$0.23	$1.27	$(0.89)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.12)	$(0.16)	$(0.40)	$(0.08)
From net realized gain on investments	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.12)	$(0.16)	$(0.40)	$(0.12)
Net asset value, end of period (x)	$18.98	$16.13	$12.54	$12.47	$11.60
Total return (%) (r)(s)(x)	19.21	29.72	1.75	11.21	(6.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	1.06	1.30	1.92	1.60
Expenses after expense reductions (f)	0.62	0.65	0.65	0.63	0.60
Net investment income	1.89	1.68	1.46	1.55	2.01
Portfolio turnover	54	59	92	77	71
Net assets at end of period (000 omitted)	$21,751	$19,762	$8,014	$94	$84

Class R5	Years ended 9/30
	2013	2012 (i)
Net asset value, beginning of period	$16.27	$14.64
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.80	1.54	(g)
Total from investment operations	$3.10	$1.63
Less distributions declared to shareholders
From net investment income	$(0.21)	$—
Net asset value, end of period (x)	$19.16	$16.27
Total return (%) (r)(s)(x)	19.34	11.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.98	(a)
Expenses after expense reductions (f)	0.48	0.58	(a)
Net investment income	1.61	1.65	(a)
Portfolio turnover	54	59
Net assets at end of period (000 omitted)	$8,922	$111

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, June 1, 2012 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

26

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

27

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$245,358,394	$—	$—	$245,358,394
Mutual Funds	2,973,217	—	—	2,973,217
Total Investments	$248,331,611	$—	$—	$248,331,611

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

28

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/13	9/30/12
Ordinary income (including any short-term capital gains)	$1,750,002	$510,008

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/13
Cost of investments	$220,152,976
Gross appreciation	30,101,144
Gross depreciation	(1,922,509)
Net unrealized appreciation (depreciation)	$28,178,635
Undistributed ordinary income	2,816,551
Undistributed long-term capital gain	648,515

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/13	Year ended 9/30/12 (i)
Class A	$516,538	$191,054
Class B	14,794	—
Class C	25,836	—
Class I	548,053	174,994
Class R1	795	—
Class R2	39,453	10,314
Class R3	332,907	60,046
Class R4	270,159	73,600
Class R5	1,467	—
Total	$1,750,002	$510,008

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. Effective February 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2015. For the period February 1, 2013 through September 30, 2013, this management fee reduction amounted to $283,795, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.45% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.90%	1.65%	1.65%	0.65%	1.65%	1.15%	0.90%	0.65%	0.58%

This written agreement terminated on January 31, 2013. For the period October 1, 2012 through January 31, 2013, this reduction amounted to $120,522 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective February 1, 2013, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes,

30

Notes to Financial Statements – continued

extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.85%	1.60%	1.60%	0.60%	1.60%	1.10%	0.85%	0.60%	0.53%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2015. For the period February 1, 2013 through September 30, 2013, this reduction amounted to $162,410 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $33,476 for the year ended September 30, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$134,789
Class B	0.75%	0.25%	1.00%	1.00%	33,455
Class C	0.75%	0.25%	1.00%	1.00%	57,326
Class R1	0.75%	0.25%	1.00%	1.00%	4,615
Class R2	0.25%	0.25%	0.50%	0.50%	28,128
Class R3	—	0.25%	0.25%	0.25%	94,164
Total Distribution and Service Fees					$352,477

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2013 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its subsidiaries’ seed money. For the period January 1, 2013 through September 30, 2013, this rebate amounted to $522 and $15, for Class A, and Class B, respectively, and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

31

Notes to Financial Statements – continued

prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2013, were as follows:

Amount
Class A	$248
Class B	1,848
Class C	1,691

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2013, the fee was $30,691, which equated to 0.0160% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $256,718.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2013 was equivalent to an annual effective rate of 0.0183% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,130 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $504, which is shown as a reduction of total expenses in the

32

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 6,831 shares of Class R5 for an aggregate amount of $100,000.

On September 11, 2013, MFS redeemed 7,827 shares of Class R2 and 7,762 shares of Class R4 for an aggregate amount of $292,585.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $179,331,661 and $102,984,620, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,518,721	$26,238,619	1,905,443	$27,858,674
Class B	91,037	1,540,348	91,160	1,337,059
Class C	282,552	4,861,469	143,601	2,081,573
Class I	2,997,013	54,543,965	1,238,347	18,956,431
Class R1	48,976	807,487	522	7,520
Class R2	305,490	4,987,044	87,028	1,314,871
Class R3	1,605,112	27,727,591	1,520,963	22,969,752
Class R4	335,194	5,616,510	727,443	11,053,982
Class R5	501,503	9,180,784	6,831	100,000
	7,685,598	$135,503,817	5,721,338	$85,679,862

Shares issued to shareholders in reinvestment of distributions
Class A	27,774	$440,496	11,652	$158,584
Class B	857	13,330	—	—
Class C	1,354	20,832	—	—
Class I	19,775	316,204	4,740	64,991
Class R1	51	795	—	—
Class R2	2,562	39,453	779	10,314
Class R3	21,070	332,907	4,425	60,046
Class R4	17,034	270,159	5,412	73,600
Class R5	92	1,467	—	—
	90,569	$1,435,643	27,008	$367,535

33

Notes to Financial Statements – continued

	Year ended 9/30/13		Year ended 9/30/12 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(746,205)	$(12,900,443)	(835,730)	$(12,394,614)
Class B	(34,473)	(580,480)	(41,865)	(611,294)
Class C	(77,777)	(1,306,974)	(18,514)	(264,193)
Class I	(1,104,801)	(20,187,966)	(413,917)	(5,994,765)
Class R1	(23,174)	(383,967)	(60)	(857)
Class R2	(114,930)	(2,014,294)	(28,185)	(402,900)
Class R3	(758,820)	(13,165,775)	(306,974)	(4,675,201)
Class R4	(431,441)	(7,673,402)	(146,988)	(2,217,421)
Class R5	(42,691)	(792,601)	—	—
	(3,334,312)	$(59,005,902)	(1,792,233)	$(26,561,245)

Net change
Class A	800,290	$13,778,672	1,081,365	$15,622,644
Class B	57,421	973,198	49,295	725,765
Class C	206,129	3,575,327	125,087	1,817,380
Class I	1,911,987	34,672,203	829,170	13,026,657
Class R1	25,853	424,315	462	6,663
Class R2	193,122	3,012,203	59,622	922,285
Class R3	867,362	14,894,723	1,218,414	18,354,597
Class R4	(79,213)	(1,786,733)	585,867	8,910,161
Class R5	458,904	8,389,650	6,831	100,000
	4,441,855	$77,933,558	3,956,113	$59,486,152

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2013, the fund’s commitment fee and interest expense were $946 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

34

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	703,875	88,482,884	(86,213,542)	2,973,217

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,929	$2,973,217

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the portfolios comprising MFS Series Trust XI) (the “Fund”) as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2013

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 75)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Matthew Krummell
Jonathan Sage

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2012 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

42

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account that, effective June 1, 2008, the Fund changed its name (formerly, the Fund was named MFS Union Standard Equity Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance prior to June 1, 2008 to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2012 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its

43

Board Review of Investment Advisory Agreement – continued

advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending

44

Board Review of Investment Advisory Agreement – continued

programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

45

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $38,685 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

46

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2013 and 2012, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	42,216	41,404

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS Mid Cap Value Fund	27,273	26,264

For the fiscal years ended September 30, 2013 and 2012, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	7,585	7,436	1,096	1,074

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	1,610,972	1,540,374	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012[5]
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	1,648,764	1,828,383

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,373	5,353	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	53,373	90,353

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: November 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: November 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2013

*	Print name and title of each signing officer under his or her signature.